                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                USG Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                USG Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 USG CORPORATION


Dear Stockholder:

Please accept our thanks for sending in your WHITE Proxy Card.

To avoid any possible dispute as to the validity of your proxy for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed additional WHITE Proxy Card with the correction indicated below. The additional WHITE Proxy Card, which is enclosed, should be mailed in the self-addressed envelope provided for your convenience.

      YOUR PREVIOUS WHITE PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

      YOUR PREVIOUS WHITE PROXY WAS UNDATED. (Please date, sign and return the enclosed WHITE Proxy Card in the enclosed envelope.)

      YOUR PREVIOUS WHITE PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

      YOUR PREVIOUS WHITE PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign the enclosed WHITE proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

      YOUR PREVIOUS WHITE PROXY WAS NOT SIGNED BY ALL JOINT OWNERS. (If shares are registered in the name of more than one person, each such person should sign the enclosed WHITE Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

      YOUR PREVIOUS WHITE PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR INSTRUCTIONS. Please sign, date and clearly mark your proxy.

      OTHER
           -----------------------------------------------------------------
           -----------------------------------------------------------------

Because the Annual Meeting will be held shortly, we would greatly appreciate your signing, dating and mailing the enclosed WHITE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Only your latest dated proxy will count. If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at 888-750-5834. Once again, we greatly appreciate your support.

Sincerely,


USG CORPORATION

                                USG CORPORATION

   PLEASE MARK VOTE IN OVALS IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of four USG Corporation directors       For     Withheld     For All
   to serve for a three year term:                  All        All       Except
   01-KEITH A. BROWN, 02-JAMES C. COTTING,          [ ]        [ ]         [ ]
   03-W. DOUGLAS FORD, 04-JOHN B. SCHWEMM.

   ---------------------------------------------
   USG DIRECTOR NOMINEE EXCEPTION(S), IF ANY.

2. APPROVAL OF AMENDMENT TO THE CORPORATION'S       For     Against      Abstain
   OMNIBUS MANAGEMENT INCENTIVE PLAN.               [ ]        [ ]         [ ]

3. RATIFICATION OF THE APPOINTMENT OF ARTHUR
   ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
   FOR THE YEAR ENDING DECEMBER 31, 2000.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

4. APPROVAL OF STOCKHOLDER PROPOSAL REGARDING       For     Against      Abstain
   STOCKHOLDER RIGHTS PLANS, IF SUCH PROPOSAL       [ ]        [ ]         [ ]
   IS PROPERLY MADE AT THE ANNUAL MEETING.

5. IN THEIR DISCRETION, ON ANY OTHER MATTER
   THAT MAY PROPERLY COME BEFORE THE MEETING.


I plan to attend the Annual Meeting.                Yes!
                                                    [ ]



Dated:
      ---------------------------------------------


---------------------------------------------------
Signature


---------------------------------------------------
Signature

The signature(s) above should agree with the name(s) shown on this Proxy. Where stock is owned by more than one person, all owners should sign the Proxy. This proxy will then be voted as directed or, if no direction is indicated, it will be voted FOR Items 1, 2 and 3 and AGAINST Item 4.

PROXY                           USG CORPORATION                            PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 10, 2000


The undersigned hereby appoints William C. Foote and Dean H. Goossen and each or any of them, attorneys, with power of substitution and with powers the undersigned would possess if personally present, to vote all stock of the undersigned in USG CORPORATION at the annual meeting of stockholders of said Corporation in the Sixth Floor Auditorium, The Northern Trust Building, 50
South LaSalle Street, Chicago, Illinois, on May 10, 2000, and any adjournment thereof, on the matters shown below and as set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

           PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE


Please indicate any change in address.


                                   (Continued and to be signed on reverse side.)